SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  MAY 12, 1997

                             BRAZOS SPORTSWEAR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 0-18054                             91-1770931
        (Commission File Number)           (IRS Employer Identification No.)

                  3860 VIRGINIA AVENUE, CINCINNATI, OHIO 45227
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (513) 272-3600

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On May 12, 1997, Brazos Sportswear, Inc. ("Brazos") determined, pursuant to the authority and approval of Brazos' board of directors, to dismiss Price Waterhouse LLP ("Price Waterhouse"), Brazos' independent accountants, who were previously engaged as the independent accountant to audit the financial statements of Brazos. Price Waterhouse's report on Brazos' financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Brazos' two most recent fiscal years and subsequent interim period preceding the replacement of Price Waterhouse, there were no disagreements with Price Waterhouse on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. Brazos has authorized Price Waterhouse to respond fully to any inquiries by Arthur Andersen LLP.

        A letter from Price Waterhouse to the Securities Exchange Commission pursuant to Regulation S-K, Item 304(a)(3) has been included as Exhibit 16.1 to this Form 8-K.

        On May 12, 1997, pursuant to the authority and approval of Brazos' board of directors, Arthur Andersen LLP ("Arthur Andersen") was selected as Brazos' independent accountants to audit the consolidated statements of Brazos for fiscal 1997. Arthur Andersen was previously engaged as the independent accountant to audit the consolidated financial statements of BSI Holdings, Inc. ("BSI").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        a.     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not Applicable.

        b.     PRO FORMA FINANCIAL INFORMATION

               Not Applicable.

        c.     EXHIBITS

               16.1 Letter from Price Waterhouse LLP to the Securities Exchange Commission dated May 12, 1997, regarding its agreement with statements made in Item 4 of this current report on Form 8-K.

ITEM 8. CHANGE IN FISCAL YEAR

        The Company decided to change its fiscal year effective in fiscal 1997, from twelve monthly periods with the fiscal year ending on December 31 to a 52-53 week accounting period ending on the last Saturday of December. Accordingly, under the new fiscal year, the Company's quarters will each be comprised of thirteen weeks. Formerly, the Company's quarters were comprised of three calendar months ending March 31, June 30, September 30 and December 31. Pursuant to Rule 13(a)-10(d), no transition report is required to be filed. The first SEC report affected by this change will be the 10-Q Report for the first quarter of 1997 ending on March 29, 1997.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BRAZOS SPORTSWEAR, INC.

                                  By: /s/F. CLAYTON CHAMBERS
                                      F. Clayton Chambers
                                      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date:  May 12, 1997

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